SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 3, 1998

                        UNITED STATES FILTER CORPORATION
             (Exact name or registrant as specified in its charter)


       Delaware                      1-10728                   33-0266015
    (State or other             (Commission file            (I.R.S. Employer
    jurisdiction of                  number)                     ID No.)
    incorporation)


          40-004 Cook Street, Palm Desert, California           92211
           (Address of principal executive offices)          (zip code)

               Registrant's telephone number, including area code:
                                 (760) 340-0098

















                                Page 1 of 4 pages

                             Exhibit Index on page 4

Item 5.     Other Events.

            The Year 2000 statements attached as an exhibit hereto and incorporated by reference herein are hereby designated as "Year 2000 Readiness Disclosures" as defined in section 3(9) of the Year 2000 Information and Readiness Disclosure Act (Public Law 105-271), as enacted on October 19, 1998. These Year 2000 Readiness Disclosures represent statements included in prior filings with the Securities and Exchange Commission and have been or may in the future be superseded by the Company's most current disclosure regarding Year 2000 readiness. As of the date hereof, the Company's most current disclosure regarding Year 2000 readiness is included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

         DESCRIPTION                         EXHIBIT NO.
         -----------                         -----------

         Year 2000 Readiness                    99.1
         Disclosures





















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



                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             UNITED STATES FILTER CORPORATION


                                         BY: /s/ Damian C. Georgino
                                             ----------------------------
                                             Damian C. Georgino
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary


                                         DATE:  December 3, 1998




























                                Page 3 of 4 pages

                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -------------------------
99.1                    Year 2000 Readiness Disclosures












































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